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                                                                      Exhibit 1.

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that Statement on Schedule 13G with respect to the Common Stock of Change Technology Partners, Inc. of even date herewith is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.



Dated:   September 22, 2000              NEW RIVER CAPITAL PARTNERS, L.P.

                                         By: B&B Management Partners, L.P.,
                                             as its General Partner

                                             By: SRB Investments, Inc.,
                                                 as its Managing General Partner

                                                 By: /s/ Steven R. Berrard
                                                    ----------------------------
                                                    Steven R. Berrard, President


Dated: September 22, 2000                B&B MANAGEMENT PARTNERS, L.P.

                                         By: SRB Investments, Inc.,
                                             as its Managing General Partner


                                             By: /s/ Steven R. Berrard
                                                --------------------------------
                                                 Steven R. Berrard, President


Dated: September 22, 2000                SRB INVESTMENTS, INC.


                                         By:  /s/ Steven R. Berrard
                                             -----------------------------------
                                             Steven R. Berrard, President


Dated: September 22, 2000                     /s/ Steven R. Berrard
                                             -----------------------------------
                                              Steven R. Berrard